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                                                                    Exhibit 10.2


                       FIRST AMENDMENT TO MERGER AGREEMENT

      This First Amendment to Merger Agreement ("Amendment") is made and entered into as of this 13th day of December, 2002 by and among Quiksilver, Inc., a Delaware corporation ("Parent"), Quiksilver Australia Pty Ltd, ACN 091 136 195, a Victorian corporation ("Buyer"), Ug Manufacturing Co. Pty Ltd, ACN 005 047 941, a Victorian corporation (the "Australian Company"), QSJ Holdings Pty Ltd, ACN 067 677 589, a Victorian corporation, Quiksilver Japan K.K., a Japanese corporation (the "Japanese Company"), and Dennis Nettlefold as the representative of the Participating Shareholders.

                                 R E C I T A L S

      A. The parties hereto have entered into that certain Merger Agreement dated as of November 18, 2002 (the "Merger Agreement").

      B. The parties desire to amend Section 1.3(d) of the Merger Agreement to reflect the intentions of the parties with respect to such section.

      C. Capitalized terms used herein shall have the meanings specified in the Merger Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Amendments.

            (a) Section 1.3(d) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

      "(d) Holdback. AUD2,666,666.67 of the Australian Initial Purchase Price and AUD3,333,333.33 of the Japanese Initial Purchase Price otherwise payable at Closing shall be withheld from the payments to the Australian Shareholders and Japanese Shareholders, respectively. Such amounts shall be withheld from each of the Participating Shareholders in proportion to their respective percentages set forth on Exhibit A attached hereto. Within thirty (30) days of the final determination of the Funded Debt and Closing Working Capital of the Australian Company, Buyer shall pay the Participating Shareholders in proportion to their respective percentages as set forth on Schedule 1.3(d) attached hereto the amount, if any, by which (i) AUD4,000,000 exceeds (ii) the amount of the reduction in the Australian Initial Purchase Price determined under Section 1.3(a). If the Australian Initial Purchase Price was reduced by more than AUD4,000,000, the amount of any reduction of the Australian Initial Purchase Price in excess of AUD4,000,000 shall be set-off against the Earnout Payments of the Participating Shareholders in proportion to their respective percentages as set forth on Schedule 1.3(d) attached hereto. If on the other hand the Australian Initial Purchase Price was increased as a result of such final determination, then the Buyer shall pay the Participating Shareholders pro rata, based on their percentages as set forth on Schedule 1.3(d) attached hereto, AUD4,000,000 plus the amount of such increase within thirty (30) days of such determination. Within thirty (30) days of the final determination of the Funded Debt and Closing Working Capital of the Japanese Company, Buyer shall pay the Japanese Shareholders in proportion to


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their respective percentages as set forth on Exhibit A attached hereto the amount by which (i) AUD2,000,000 exceeds (ii) the amount of the reduction in the Japanese Initial Purchase Price determined under Section 1.3(a). If the Japanese Initial Purchase Price was reduced by more than AUD2,000,000, the amount of any reduction of the Japanese Initial Purchase Price in excess of AUD2,000,000 shall be set-off against the Earnout Payments of the Japanese Shareholders in proportion to their respective percentages as set forth on Exhibit A. If on the other hand the Japanese Initial Purchase Price was increased as a result of such final determination, then the Buyer shall pay the Japanese Shareholders pro rata, based on their percentages as set forth on Exhibit A attached hereto, AUD2,000,000 plus the amount of such increase within thirty (30) days of such determination."

            (b) Schedule 1.3(d) attached hereto is hereby added to the Merger Agreement as Schedule 1.3(d).

      2. No Other Amendments. Except as set forth in Section 1 above, the terms and conditions of the Merger Agreement shall remain in full force and effect without amendment.

                            [Signature page follows]


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT:                                  QSJ HOLDINGS:

QUIKSILVER, INC., a Delaware             Signed for and on behalf of
corporation                              QSJ HOLDINGS PTY LTD
                                         (ACN 067 677 589) by:

By: /s/ Charles Exon                              /s/ John Andrew Law
    ---------------------------------    ---------------------------------------
    Charles S. Exon, EVP, Business &     Director
    Legal Affairs                        Print Name: John Andrew Law
                                                    ----------------------------

                                                  /s/ Yasuo Tokita
                                         ---------------------------------------
                                         Director
                                         Print Name: Yasuo Tokita
                                                    ----------------------------

AUSTRALIAN COMPANY:                      BUYER:
Signed for and on behalf of              Signed for and on behalf of
UG MANUFACTURING CO. PTY LTD             QUIKSILVER AUSTRALIA PTY LTD
(ACN 005 047 941) by:                    (ACN 091 136 195) by:

        /s/ Alan Leigh Green                      /s/ Charles S. Exon
-------------------------------------    ---------------------------------------
Director                                 Charles S. Exon, Director
Print Name: Alan Leigh Green
           --------------------------

        /s/ John Andrew Law                       /s/ Steven L. Brink
-------------------------------------    ---------------------------------------
Director                                 Steven L. Brink, Director
Print Name: John Andrew Law
           --------------------------


                                         SHAREHOLDERS' REPRESENTATIVE:



                                                 /s/ Dennis Nettlefold
                                         ---------------------------------------
                                         Dennis Nettlefold

                       [Signatures continued on next page]


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JAPANESE COMPANY:

(Japanese stamp and seal)







[SEAL OF JAPANESE COMPANY]









QUIKSILVER JAPAN K.K., a Japanese corporation


By:       /s/ Shinji Osada
          ---------------------------
Name:     Shinji Osada
          ---------------------------
Title:    Representative Director
          ---------------------------


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